UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025
  _______________________________________

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
  _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)
  _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of John Mutch to the Board of Directors of Universal Electronics Inc.
On April 15, 2025, the Board of Directors (the “Board”) of Universal Electronics Inc. (“UEI” or the “Company”) appointed John Mutch as a director, effective immediately, to fill a vacancy. Mr. Mutch will serve as a Class II director for an initial term ending at the Company’s Annual Meeting of Stockholders to be held in 2026 (the “2026 Annual Meeting”) or until his successor is duly elected and qualified. Mr. Mutch was designated to serve on the Board by Immersion Corporation (“Immersion”) pursuant to the terms of that certain Cooperation Agreement, dated as of December 21, 2023, by and among Immersion and certain of its affiliates and UEI.

Mr. Mutch, age 68, is the founder and has been the managing partner of MV Advisors LLC, a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Mr. Mutch currently serves as Chair of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a provider of IP solutions for wireless public and private telecommunications operators and has served on the Aviat board since January 2015. He also served as a director at Agilysys, Inc. (NASDAQ: AGYS), a provider of information technology solutions, since December 2009. Prior to founding MV Advisors LLC in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (“Peregrine Systems”), a provider of enterprise asset and service management solutions. He assisted Peregrine Systems in a bankruptcy work-out proceeding and served as its President and Chief Executive Officer from July 2003 to December 2005.

From April 2017 to May 2019, Mr. Mutch served as a director at Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications. From July 2017 to March 2018, he served as a director at YuMe, Inc., a provider of digital video brand advertising solutions, at which time YuMe was acquired by RhythmOne plc, a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne board until January 2019. He served on the board of directors of Steel Excel Inc., a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to 2016. In addition, from December 2008 to January 2014, he served as Chief Executive Officer and Chairman of the board of directors of Beyondtrust Software, a privately held security software company. Prior to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch also previously served on the boards of directors of Phoenix Technologies Ltd., a leader in core systems software products, services and embedded technologies, Edgar Online, Inc., a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc., a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc., a provider of unified data management and data protection solutions, and Brio Software, Inc., a provider of business intelligence software.

Mr. Mutch co-authored the book “Preventing Good People from Doing Bad Things: Implementing Least Privilege” which focuses on enterprise security. Mr. Mutch is a veteran of the U.S. Navy and holds a Bachelor of Science in Economics from Cornell University and a Master of Business Administration from the University of Chicago.

As a non-management director, Mr. Mutch will receive compensation in the same manner as UEI’s other non-management directors as previously reported in UEI’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2025.

Mr. Mutch has no family relationships with any director or executive officer of UEI and there are no transactions in which Mr. Mutch or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Future Changes to the UEI Board
On April 15, 2025, Messrs. William C. Mulligan and Edward K. Zinser announced their intention to not stand for re-election at the 2026 Annual Meeting.

Effective May 1, 2025, Mr. Mulligan will step down as the Lead Independent Director and as Chair and as a member of the Corporate Governance, Sustainability and Nominating Committee of the Board.

Effective May 1, 2025, Paul D. Arling will step down as Chairman of the Board, but will remain a member of the Board until the Company’s Annual Meeting of Stockholders to be held on May 27, 2025 and on May 1, 2025, Eric Singer will commence serving as Chairman of the Board and as Chair and as a member of the Corporate Governance, Sustainability and Nominating Committee.

The Board has established an Operating Committee of the Board, effective on May 1, 2025, to review capital allocation strategies and other operational matters and to make recommendations to the Board for its consideration and approval. The initial members of the Operating Committee shall consist of Messrs. Singer and Mutch.

The Board also intends to submit a proposal for stockholder approval at the 2026 Annual Meeting to declassify the Board such that each director serving on the Board will be elected only for a one-year term and shall be subject to election at each annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: April 17, 2025	By: /s/ Bryan M. Hackworth
Bryan M. Hackworth
Chief Financial Officer
(Principal Financial Officer)

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